                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 1998, with respect to the consolidated financial statements of Deltek Systems, Inc. included in this Form 10-K into the previously filed Registration Statements on Form S-8, File No. 333-30717, and Form S-8 File No. 333-29989.

                                              /s/ ARTHUR ANDERSEN LLP

Washington, D.C.
March 27, 1998